SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

NY Tax Free Money Fund

Effective February 1, 2011, the following paragraph is added to the “Main Investments” section under the heading “PRINCIPAL INVESTMENT STRATEGY” in the fund’s summary prospectuses and prospectuses:

The fund may invest in securities of other investment companies, including variable rate demand preferred securities of closed–end investment companies that are eligible for purchase by money market funds (generally, because such preferred securities are structured as unconditional demand instruments with a third party demand provider, i.e., guarantor).

Please Retain This Supplement for Future Reference

January 25, 2011 PROSTKR–28